Exhibit 99.1

           Sapient Reports First Quarter Financial Results;
     Results Consistent with Preliminary Financials Released May 2

    CAMBRIDGE, Mass.--(BUSINESS WIRE)--May 9, 2006--Sapient
(NASDAQ:SAPE), a business innovator, today announced financial results for its first quarter ended March 31, 2006.

    First Quarter Financial Highlights

    --  Service revenues were $88.4 million, up 15% year over year.

    -- Non-GAAP operating margin (excluding stock-based compensation charges, amortization of intangibles, and restructuring charges) was 2%. On a GAAP basis (which includes the results of implementing FAS123R, amortization of intangibles, and restructuring charges), the company reported an operating loss of 3%.

    -- Non-GAAP diluted EPS was $0.03. On a GAAP basis, diluted EPS was a loss of $0.01.

    --  U.S. revenues grew 31% year over year.

    "We continued to achieve high win rates with both new and existing clients in the first quarter, which speaks to the strength of our positioning in the market. We also continued to display unevenness in our financial performance, which speaks to improvements we need to make in our operations," said Jerry A. Greenberg, Sapient's co-chairman and co-chief executive officer. "I am confident that the investments we are making to drive consistent financial results will enable us to take full advantage of the opportunities offered by the rapidly growing markets we serve."
    Consolidated service revenues for the first quarter of 2006 were $88.4 million, a 4% increase from service revenues of $84.7 million for the fourth quarter of 2005, and a 15% increase from the first quarter of 2005.
    "We implemented several process changes this past quarter aimed at improving our ability to scale for long-term success," said Scott Krenz, Sapient's chief financial officer. "I believe these changes are the right actions for achieving our strategic goals."
    Operating (loss) income, operating margin, net (loss) income, and earnings per share amounts are presented below, in accordance with U.S. generally accepted accounting principles (GAAP) and also using certain adjusted (non-GAAP) financial measures.

    GAAP Results:

in 000's (except EPS)                           2006        2005
----------------------------------------------------------------------
                                                  Q1      Q4     Q1
----------------------------------------------------------------------
Operating (loss) Income                        ($2,566) $6,566 $6,160
----------------------------------------------------------------------
Operating Margin                                    -3%      8%     8%
----------------------------------------------------------------------
Net (loss) Income                                ($897)$10,473 $6,151
----------------------------------------------------------------------
EPS (fully diluted basis)                       ($0.01)  $0.08  $0.05
----------------------------------------------------------------------

    Results Using Adjusted (Non-GAAP) Financial Measures, Excluding Stock-based Compensation and Restructuring Charges, Amortization of Intangibles, Certain One-Time Tax Benefits, and the Cumulative Effect of an Accounting Change:

in 000's (except EPS)                         2006          2005
----------------------------------------------------------------------
                                               Q1         Q4     Q1
----------------------------------------------------------------------
Adj. Operating Income                           $2,093  $9,769 $6,311
----------------------------------------------------------------------
Adj. Operating Margin                                2%     12%     8%
----------------------------------------------------------------------
Adj. Net Income                                 $3,608  $9,387 $6,302
----------------------------------------------------------------------
Adj. EPS (fully diluted basis)                   $0.03   $0.07  $0.05
----------------------------------------------------------------------

    A reconciliation of the non-GAAP financial measures presented above is included in the accompanying financial tables.

    Webcast and Conference Call

    Sapient will host a discussion of its first quarter results in a conference call today at 4:30 p.m. (ET), which will be broadcast live on the Internet. For webcast registration information, please go to http://www.sapient.com/about+us/investors.htm. It is advisable to register at least 15 minutes prior to the call to download and install any necessary audio software. A re-broadcast of the call will be available from May 9 at 6:30 p.m. (ET) through May 16 at 11:59 p.m.
(ET) by dialing 888-286-8010 (within the U.S.) or 617-801-6888
(outside the U.S.) and entering passcode 20177824 when prompted.

    Adjusted (Non-GAAP) Financial Measures

    Sapient provides these non-GAAP financial measures to complement results provided in accordance with GAAP, as management believes the measures help illustrate underlying trends in the Company's business and uses the measures to establish budgets and operational goals that are communicated internally and externally, manage the Company's business and evaluate its performance. The Company anticipates that it will continue reporting both GAAP and certain non-GAAP financial measures in its financial results, including reporting non-GAAP results based on the exclusion of stock-based compensation, amortization of intangibles, and restructuring expense.

    Forward-Looking Statements

    This press release contains forward-looking statements that involve a number of risks and uncertainties. There are a number of factors that could cause actual events to differ materially from those indicated. Such factors include, without limitation, the continued acceptance of the Company's services, the Company's ability to accurately set fees for and timely complete its current and future client projects, its ability to successfully manage risks associated with its international operations, its ability to manage its growth, and projects effectively, and its ability to continue to attract and retain high quality employees, as well as other factors set forth in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the SEC.

    About Sapient

    Sapient, a business innovator, helps clients achieve extraordinary results from their customer relationships, business operations, and technology. Leveraging a unique approach, breakthrough thinking, and disciplined execution, Sapient leads its industry in delivering the right business results on time and on budget. Sapient works with clients that are driven to make a difference, including BP, Essent Energie, Harrah's Entertainment, Hilton International, Janus, National Institutes of Health (NIH), Sony Electronics, the U.S. Marine Corps, and Verizon.
    Founded in 1990, Sapient is headquartered in Cambridge, Massachusetts, and operates across North America, Europe, and India. More information about Sapient can be found at www.sapient.com.

    Sapient is a registered service mark of Sapient Corporation.


                          SAPIENT CORPORATION
               CONSOLIDATED AND CONDENSED BALANCE SHEETS

                                                    March    December
                                                     31,        31,
                                                    2006       2005
                                                      (Unaudited)
                                                    (In thousands)

                     ASSETS
Current assets:
  Cash and cash equivalents                         $39,282   $69,948
  Marketable investments                             64,834    86,288
  Restricted cash                                       326       319
  Accounts receivable, less allowance for
   doubtful accounts of $1,397 and $889 at March
   31, 2006 and December 31, 2005, respectively.     71,802    60,062
  Unbilled revenues on contracts                     30,900    16,849
  Prepaid expenses and other current assets          12,408    10,483
                                                 ----------- ---------
    Total current assets                            219,552   243,949

Marketable investments                                1,500         -
Restricted cash                                       1,239     1,217
Property and equipment, net                          22,903    20,561
Purchased intangible assets, net                     10,073     2,940
Goodwill                                             37,938    11,770
Other assets                                          5,836     5,746
                                                 ----------- ---------
    Total assets                                   $299,041  $286,183
                                                 =========== =========

    LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS' EQUITY Current liabilities:
  Accounts payable                                   $7,032    $5,396
  Accrued restructuring costs, current portion        6,466     6,565
  Accrued compensation                               16,627    24,403
  Deferred revenues on contracts                     17,412     5,537
  Other accrued liabilities                          24,424    21,264
                                                 ----------- ---------
    Total current liabilities                        71,961    63,165
Accrued restructuring costs, net of current
 portion                                             13,943    15,010
Deferred revenue on contracts                         1,065     1,154
Other long term liabilities                           3,908     3,548
                                                 ----------- ---------
    Total liabilities                                90,877    82,877

Redeemable common stock                                 671       671

Stockholders' equity                                207,493   202,635
                                                 ----------- ---------

    Total liabilities, redeemable common stock
     and stockholders' equity                      $299,041  $286,183
                                                 =========== =========


                          SAPIENT CORPORATION
          CONSOLIDATED AND CONDENSED STATEMENT OF OPERATIONS

                                                   Three Months Ended
                                                       March 31,
                                                  --------------------
                                                     2006      2005
                                                      (Unaudited)
                                                    (In thousands,
                                                    except per share
                                                        amounts)
Revenues:
  Service revenues                                   $88,432  $76,808
  Reimbursable expenses                                2,969    3,546
                                                  ----------- --------
    Total revenues                                    91,401   80,354
                                                  ----------- --------
Operating expenses:
  Project personnel costs, before reimbursable
   expenses                                           58,410   45,983
  Reimbursable expenses                                2,969    3,546
                                                  ----------- --------
    Total project personnel                           61,379   49,529
                                                  ----------- --------
  Selling and marketing costs                          6,906    3,613
  General and administrative costs                    23,841   20,923
  Restructuring and other related charges                804        -
  Amortization of intangible assets                    1,037      129

                                                  ----------- --------
    Total operating expenses                          93,967   74,194
                                                  ----------- --------
(Loss) income from operations                         (2,566)   6,160

Interest and other income, net                         1,346      830
                                                  ----------- --------
(Loss) income before income taxes and cumulative
 effect of accounting change                          (1,220)   6,990
(Benefit from) provision for income taxes:              (169)     839
                                                  ----------- --------
(Loss) income before cumulative effect of
 accounting change                                    (1,051)   6,151
Cumulative effect of accounting change                   154        -
                                                  ----------- --------
  Net (loss) income                                    $(897)  $6,151
                                                  =========== ========

Basic net (loss) income per share                     ($0.01)   $0.05
                                                  =========== ========
Diluted net (loss) income per share                   ($0.01)   $0.05
                                                  =========== ========

Weighted average common shares                       124,173  124,179
Weighted average dilutive common share
 equivalents                                               -    5,312
                                                  ----------- --------
Weighted average common shares and dilutive
 common share equivalents                            124,173  129,491
                                                  =========== ========


                          SAPIENT CORPORATION
          CONSOLIDATED AND CONDENSED STATEMENT OF CASH FLOWS

                                                  Three Months Ended
                                                        March 31,
                                                  --------------------
                                                     2006      2005
                                                  ----------- --------
                                                      (Unaudited)
                                                     (In thousands)
Cash flows from operating activities:
Net (loss) income                                      $(897)  $6,151

  Net cash used in operating activities              (19,002)  (1,873)

  Net cash used in investing activities               (8,481) (13,759)

  Net cash used in financing activities               (3,567)  (2,058)

Effect of exchange rate changes on cash                  384     (242)
                                                  ----------- --------

Decrease in cash and cash equivalents                (30,666) (17,932)

Cash and cash equivalents, beginning of period        69,948   66,779
                                                  ----------- --------
Cash and cash equivalents, end of period             $39,282  $48,847
                                                  =========== ========


Sapient Corporation
Reconciliation of Non-GAAP Financial Measures


                                            Q1 2006  Q4 2005  Q1 2005

  Service revenues                          $88,432  $84,662  $76,808
                                            -------- -------- --------


(Loss) income from operations - GAAP        $(2,566)  $6,566   $6,160
Add: stock-based compensation                 2,818      853       22
Add: restructuring and other related
 charges                                        804    1,968        -
Add: Amortization of acquisition
 intangibles                                  1,037      382      129
                                            -------- -------- --------
Income from operations - non-GAAP            $2,093   $9,769   $6,311
                                            ======== ======== ========

Operating margin - non-GAAP                       2%      12%       8%


Sapient Corporation
Reconciliation of Non-GAAP Financial Measures


                                            Q1 2006  Q4 2005  Q1 2005

Net (loss) income - GAAP                      $(897) $10,473   $6,151
Add: stock-based compensation                 2,818      853       22
Add: restructuring and other related
 charges                                        804    1,968        -
Add: Amortization of acquisition
 intangibles                                  1,037      382      129
Deduct: Benefit from release of valuation
 allowance                                            (4,289)       -
Deduct: Cumulative effect of accounting
 change                                        (154)

                                            -------- -------- --------
Net income - non-GAAP                        $3,608   $9,387   $6,302
                                            ======== ======== ========


Adjusted - basic and diluted net income per
 share:
Adjusted - basic net income per share         $0.03    $0.08    $0.05
Adjusted - diluted net income per share       $0.03    $0.07    $0.05

Weighted average common shares              124,173  124,917  124,179
Dilutive common share equivalents             3,514    3,194    5,312
                                            -------- -------- --------
Weighted average common shares and dilutive
 common share equivalents                   127,686  128,111  129,491
                                            ======== ======== ========

    CONTACT: Sapient
             Investor Relations:
             Luciana Duarte, 617-374-0310
             lduarte@sapient.com
             or
             Media Relations:
             Jenny McLean, 310-264-5277
             jmclean@sapient.com